Share-Based Payments	6 Months Ended
Jun. 30, 2019
Share-Based Payments [Abstract]
Share-Based Payments

Note 5 - Share-Based Payments

a.	In March 2019, the Company issued options to purchase 270,000 Ordinary Shares to employees of the Company at an exercise price of $0.17 per share. In addition, the Company issued 309,000 restricted share units to employees of the Company.

b.

In May 2019, the Company issued options to purchase 5,407,000 Ordinary Shares to employees, consultants and officers of the Company at an exercise prices ranging from $0.14 to $0.15 per share. In addition, the Company issued 2,935,000 restricted share units to employees of the Company.

c.

The fair value of the aforesaid share options was estimated on the granting date using the Black-Scholes-Merton option pricing model. The following is the data used in determining the fair value of the share options:

	Options- Employees	RSU- Employees	Options- Employees, Officers, Consultants	RSU- Employees
Grant Month	March	March	May	May
Number of share options granted	270,000	309,000	5,407,000	2,935,000
Fair value in the grant date (thousands of USD)	23	45	340	365
Range of share price (USD)	0.17	0.15	0.14	0.14
Range of exercise price (USD)	0.17	0	0.14-0.15	0
Range of expected share price volatility	59.64%-62.93%	NA	58.54%-61.49%	NA
Range of estimated life (years)	4.81-6.92	NA	5.00-7.00	NA
Range of weighted average of risk-free interest rate	1.16%-1.60%	NA	1.25%-1.60%	NA
Expected dividend yield	--	--	--	--

Expenses in the amount of $193 thousand were recognized as a salary expense in the six month period ended June 30, 2019 ($291 thousand in the six month period ended June 30, 2018).

d.	Regarding additional share-based payment transactions after the reporting date, see Note 8.